JOINT FILER INFORMATION



NAME: Hudson Bay Fund LP
----

ADDRESS:   c/o Hudson Bay Capital Management, L.P.
-------    120 Broadway, 40th Floor
           New York, NY 10271

DESIGNATED FILER: Hudson Bay Capital Management, L.P.
----------------

ISSUER AND TICKER SYMBOL:  Paramount Acquisition Corp. (now known as Chem Rx Corporation)(PMQC)
------------------------

DATE OF EVENT REQUIRING STATEMENT: December 3, 2007
---------------------------------


                             JOINT FILER INFORMATION



NAME: Hudson Bay Overseas Fund Ltd.
----

ADDRESS:   c/o Hudson Bay Capital Management, L.P.
-------    120 Broadway, 40th Floor
           New York, NY 10271

DESIGNATED FILER: Hudson Bay Capital Management, L.P.
----------------

ISSUER AND TICKER SYMBOL:  Paramount Acquisition Corp. (now known as Chem Rx Corporation)(PMQC)
------------------------

DATE OF EVENT REQUIRING STATEMENT: December 3, 2007
---------------------------------


                             JOINT FILER INFORMATION



NAME: Sander Gerber
----

ADDRESS:   c/o Hudson Bay Capital Management, L.P.
-------    120 Broadway, 40th Floor
           New York, NY 10271

DESIGNATED FILER: Hudson Bay Capital Management, L.P.
----------------

ISSUER AND TICKER SYMBOL:  Paramount Acquisition Corp. (now known as Chem Rx Corporation)(PMQC)
------------------------

DATE OF EVENT REQUIRING STATEMENT: December 3, 2007
---------------------------------


                             JOINT FILER INFORMATION



NAME: Yoav Roth
----

ADDRESS:   c/o Hudson Bay Capital Management, L.P.
-------    120 Broadway, 40th Floor
           New York, NY 10271

DESIGNATED FILER: Hudson Bay Capital Management, L.P.
----------------

ISSUER AND TICKER SYMBOL:  Paramount Acquisition Corp. (now known as Chem Rx Corporation)(PMQC)
------------------------

DATE OF EVENT REQUIRING STATEMENT: December 3, 2007
---------------------------------


                             JOINT FILER INFORMATION



NAME: John Doscas
----

ADDRESS:   c/o Hudson Bay Capital Management, L.P.
-------    120 Broadway, 40th Floor
           New York, NY 10271

DESIGNATED FILER: Hudson Bay Capital Management, L.P.
----------------

ISSUER AND TICKER SYMBOL:  Paramount Acquisition Corp. (now known as Chem Rx Corporation)(PMQC)
------------------------

DATE OF EVENT REQUIRING STATEMENT: December 3, 2007
---------------------------------
